Exhibit 31.2

CERTIFICATION PURSUANT TO

RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED, AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Christian Mulvihill, Chief Financial Officer of Greenidge Generation Holdings, Inc., certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of Greenidge Generation Holdings, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	May 7, 2024	By:	/s/ Christian Mulvihill
Christian Mulvihill
Chief Financial Officer